UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                             -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 18, 2002


                             CTB INTERNATIONAL CORP.
              (Exact name of registrant as specified in the charter)


           Indiana                  000-22973              35-1970751
(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)    File Number)        Identification No.)

           State Road 15 North, P.O. Box 2000, Milford, IN 46542-2000
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (574)-658-4191

Former name or former address, if changed since last report:  N/A

Item 5.  Other Events and Regulation FD Disclosure

On March 18, 2002, CTB International Corp. issued a press release announcing that it has retained a financial advisor group to develop strategic alternatives available to the Company to enhance shareholder value. A copy of that press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                Financial Statements:  NONE

                Exhibits:  99.1  Press Release dated March 18, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CTB International Corp.

Dated:  March 18, 2002             By /s/ Don J. Steinhilber
                                   ---------------------------
                                   Don J. Steinhilber
                                   Vice President and Chief Financial Officer